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                                                                   EXHIBIT 10.56

                      FIRST AMENDMENT TO CREDIT AGREEMENT


                                    between


                            TYCO TOYS (CANADA) INC.
                                  as Borrower


                                      and


                            THE LENDER NAMED HEREIN


                                      and


                      GENERAL ELECTRIC CAPITAL CANADA INC.
                                    as Agent



                               February 15, 1996


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                                McMillan Binch

                                   ---------

                            Barristers & Solicitors
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     FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 15, 1996 (this
"First Amendment"), between TYCO TOYS (CANADA) INC., a Canada corporation ("Borrower"), the lender party hereto ("Lender") and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada Corporation, as agent for Lender (in such capacity, together with its successors in such capacity, "Agent").

     WHEREAS Borrower, Lender and Agent are parties to a Credit Agreement dated as of February 22, 1995 (the "Credit Agreement").

     WHEREAS Section 8.1(n) of the Credit Agreement provided that the occurrence of an "Event of Default" under the Credit Agreement dated as of February 22, 1995 (the "Original US Credit Agreement"), between Tyco Distribution Corp., Tyco Manufacturing, Tyco Parent, the lenders party thereto from time to time ("US Lenders") and GE Capital ("US Agent") constituted an Event of Default under the Credit Agreement.

     WHEREAS Borrower advised Agent and Lender that certain of the financial covenants under the Original US Credit Agreement had been or would be breached.

     WHEREAS Borrower requested that Agent and Lender waive, among other Defaults or Events of Default, any Defaults or Events of Default arising under
Section 8.1(n) of the Credit Agreement as a result of the breach of such financial covenants.

     WHEREAS Agent and Lender granted such waiver as of August 14, 1995.

     WHEREAS the Original US Credit Agreement was amended by Amendment No. 1 to Credit Agreement dated as of November 10, 1995 ("US Amendment No. 1") with Agent's consent (the "Original US Credit Agreement, as amended by US Amendment No. 1").

     WHEREAS Borrower advised Agent and Lender that certain of the financial covenants under the Original US Credit Agreement, as amended by US Amendment No. 1 had been or would be breached.

     WHEREAS Borrower requested that Agent and Lender waive, among other Defaults or Events of Default, any Defaults or Events of Default arising under
Section 8.1(n) of the Credit Agreement as a result of the breach of such financial covenants.

     WHEREAS Agent and Lender granted such waiver as of January 15, 1996.

     WHEREAS Tyco Distribution Corp, Tyco Manufacturing and Tyco Parent have requested US Lenders and US Agent enter into Amendment No. 2 to Credit Agreement in the form attached as
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Schedule A hereto ("US Amendment No. 2") in order to, among other things, amend in favour of Tyco Parent certain of the financial covenants under the Original US Credit Agreement, as amended by US Amendment No. 1.

     WHEREAS Borrower has requested that Agent and Lender consent to US Amendment No. 2 so that the term "US Credit Agreement" under the Credit Agreement means the Original US Credit Agreement, as amended by US Amendment No. 1 and as amended by US Amendment No. 2.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties agree as follows:

                            SECTION 1 - DEFINITIONS

     All capitalized terms used herein, unless otherwise defined, are used as defined in the Credit Agreement.

                   SECTION 2 - CONSENT TO US AMENDMENT NO. 2

     Subject to the satisfaction of the conditions set forth in Section 4 below, Lender and Agent hereby consent as of the date hereof to US Amendment No. 2.

                   SECTION 3 - AMENDMENT TO CREDIT AGREEMENT

     Subject to the satisfaction of the conditions set forth in Section 4 below, the definition of "Margin" in Section 1 of Annex A to the Credit Agreement is amended and restated effective as of the date hereof as follows:

     "Margin" means two and three-quarters percent (2.75%) per annum; provided,
      ------                                                          --------
however, if as of December 31, 1996 Tyco Parent's Tangible Net Worth (as defined in the US Credit Agreement) shall be not less than US$75,000,000 and Tyco Parent's Minimum Debt Service Coverage Ratio (as defined in the US Credit Agreement) shall be not less than 1.50 to 1.0, then, beginning the first Business Day (as defined in the US Credit Agreement) after delivery to the US Agent pursuant to Section 3(a) of Annex E to the US Credit Agreement of the audited financial statements and other documents described therein which evidence to the satisfaction of the US Agent the attainment of such Tangible Net Worth (as defined in the US Credit Agreement) and Minimum Debt Service Coverage Ratio (as defined in the US Credit Agreement) levels and, provided further, that
                                                          -------- -------
there shall not then exist a Default or an Event of Default, "Margin" shall mean
                                                              ------
two and one-half percent (2.50%) per annum.
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                       SECTION 4 - CONDITIONS PRECEDENT

     The effectiveness of this First Amendment is subject to the conditions precedent that:

     (a)  Agent shall have received each of the following:

          (1) this First Amendment duly executed and delivered by Borrower, Lender and Agent;

          (2) a certificate of the Secretary of Borrower dated the date of this First Amendment and certifying (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of Borrower authorizing the execution, delivery and performance of this First Amendment and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, and (B) as to the incumbency and specimen signature of Borrower's officer executing this First Amendment and all other documents required or necessary to be delivered hereunder; and

          (3) such other approvals, opinions and documents, in form and substance satisfactory to Agent, as Agent may reasonably request; and

     (b) US Amendment No. 2 shall have become effective in accordance with the terms and conditions thereof.


                      SECTION 5 - CONFIRMATION OF CREDIT
                         AGREEMENT AND LOAN DOCUMENTS

     Except as herein expressly amended, each of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

             SECTION 6 - BORROWER'S REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants that:

     (a) this First Amendment has been duly authorized, executed and delivered by Borrower pursuant to its corporate power;
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     (b)  each of this First Amendment and the Credit Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and

     (c) after giving effect to this First Amendment, no Default or Event of Default shall exist.

                           SECTION 7 - MISCELLANEOUS

7.1 Reservation of Rights and Remedies. Agent and Lender reserve all of their rights to proceed to enforce their rights and remedies at any time and from time to time in connection with any and all Defaults or Events of Default now existing or hereafter arising.

7.2 Severability. If any provision of this First Amendment is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect (a) the legality, validity or enforceability of the remaining provisions of this First Amendment or (b) the legality, validity or enforceability of that provision in any other jurisdiction.

7.3 Further Assurances. Borrower will from time to time, upon every request by Agent, make, do, execute, or cause to be made, done or executed, all such further and other lawful acts, deeds, things, devices, conveyances and assurances whatsoever in order to give effect to the provisions, purpose and intent of this First Amendment and to complete the transactions contemplated by this First Amendment.

7.4 Section Titles. The Section titles contained in this First Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this First Amendment.

7.5 Incorporation into Credit Agreement. The Credit Agreement and this First Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.

7.6 Governing Law. This First Amendment shall be governed by the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.
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7.7  Counterparts.  Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, Borrower, Lender and Agent have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                          TYCO TOYS (CANADA) INC.



                                          By: /s/ R. Michael Kennedy, Jr.
                                              ------------------------------
                                          Name:   R. Michael Kennedy, Jr.
                                          Title:  Director



                                          ROYAL BANK OF CANADA, by its
                                          attorney in fact pursuant to the
                                          Participation Agreement,   GENERAL
                                          ELECTRIC CAPITAL CANADA INC.



                                          By: /s/ Richard Sobourin
                                              ------------------------------
                                          Name:   Richard Sobourin
                                          Title:  Vice President


                                          GENERAL ELECTRIC CAPITAL CANADA
                                          INC., as Agent



                                          By: /s/ Richard Sobourin
                                              ------------------------------
                                          Name:   Richard Sobourin
                                          Title:  Vice President